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                                                                   Exhibit 10.17

                      FIRST AMENDMENT TO AGREEMENT OF SALE

     THIS FIRST AMENDMENT TO AGREEMENT OF SALE (the "First Amendment") is made as of the 23rd day of November, 2005, by and between CARFAX ENTERPRISES LIMITED PARTNERSHIP, a Virginia limited partnership ("Seller"), and COLUMBIA EQUITY TRUST, INC., a Maryland corporation ("Purchaser").

                                    RECITALS:

     R-1. Seller and Purchaser are parties to that certain Agreement of Sale having an Effective Date of November 10, 2005 (the "Agreement of Sale") for the sale and purchase of the Properties as specified and defined therein (all capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement of Sale).

     R-2. Seller and Purchaser have agreed to certain amendments to the Agreement of Sale subject to and in accordance with the terms and provisions of this First Amendment.

     NOW, THEREFORE, in consideration of the mutual promises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1. Seller and Purchaser each acknowledges and agrees that the original intent of the parties as evidenced in the Agreement of Sale was to consummate the transactions contemplated in the Agreement of Sale with respect to the Oakton Property and the Towngate Property on a joint contemporaneous basis. Seller and Purchaser now have agreed that the transaction contemplated in the Agreement of Sale with respect to the Oakton Property and the transaction contemplated in the Agreement of Sale with respect to the Towngate Property shall be consummated separately subject to and in accordance with the terms and provisions of the Agreement of Sale applicable to each of the Oakton Property and the Towngate Property. Seller and Purchaser each confirms and agrees that all of the terms and provisions of the Agreement of Sale shall be interpreted so as to effectuate the foregoing intent and agreement of the parties to the fullest extent possible. In furtherance and not in limitation of the foregoing, Seller and Purchaser each specifically agrees (a) that occurrence of the "Oakton Closing" (as hereinafter defined) and the "Towngate Closing" (as hereinafter defined) shall not in any manner be related to or conditioned upon the occurrence of the other Closing; (b) that Purchaser, by consummating the Oakton Closing, shall not thereby have any obligation to consummate the Towngate Closing; and (c) that in the event Purchaser exercises its right under Section 12(b) of the Agreement of Sale to terminate the Agreement of Sale with respect to the Oakton Property on or before the Oakton Study Period Termination Date, then Seller shall have the right to terminate the Agreement of Sale with respect to the Towngate Property by delivering written notice of such termination within three business days of Seller's receipt of Purchaser's termination notice under
Section 12(b), in which event the Towngate Deposit and all accrued interest thereon shall be refunded to Purchaser, and no party shall have any further rights, liabilities, or obligations in connection with the Agreement of Sale with respect to the Towngate Property, except for those which may arise under
Section 12(c) of the Agreement of Sale with respect to the Towngate Property. All references in the Agreement of Sale to "Properties" shall be deemed to mean and

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refer to each of the Oakton Property and the Towngate Property, as may be
applicable and as the context may require.

     2. Section 2 of the Agreement of Sale is hereby deleted in its entirety and the following new Section 2 is hereby inserted in lieu thereof:

          "2.  PRICE AND PAYMENT.

               (A) The aggregate purchase price for the Properties shall be the sum of TWENTY-SIX MILLION EIGHT HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($26,850,000.00) (the "Purchase Price"). The Purchase Price shall be allocated between the Properties as follows: SIXTEEN MILLION AND 00/100 DOLLARS ($16,000,000.00) as and for the purchase price for the Oakton Property (the "Oakton Purchase Price"), and TEN MILLION EIGHT HUNDRED FIFTY THOUSAND AND 00/100 DOLLARS ($10,850,000.00) as and for the purchase price for the Towngate Property (the "Towngate Purchase Price").

               (B) The Oakton Purchase Price shall be payable as follows:

                    (i) Not later than 5:00 o'clock p.m. (local Virginia time) on the second business day following the full execution of this Agreement by Seller and Purchaser, Purchaser shall deliver, or cause to be delivered, the sum of ONE HUNDRED TWENTY THOUSAND AND 00/100 DOLLARS ($120,000.00) (the "Oakton Initial Deposit"), by wire transfer of immediately available federal funds actually received, to Commercial Title Group, 8605 Westwood Center Drive, Suite 200, Vienna, Virginia 22182 (the "Escrow Agent" or the "Settlement Agent").

                    (ii) On condition that this Agreement is not terminated by Purchaser with respect to the Oakton Property in accordance with Section 12 hereof, Purchaser, not later than 5:00 o'clock p.m. (local Virginia time) on the second business day following the Oakton Study Period Termination Date (as defined in Section 12(a) hereof), shall increase the Oakton Initial Deposit to SIX HUNDRED THOUSAND AND 00/100 DOLLARS ($600,000.00) by delivering to the Escrow Agent an additional deposit (the "Oakton Additional Deposit") in the amount of FOUR HUNDRED EIGHTY THOUSAND AND 00/100 DOLLARS ($480,000.00), in the form of immediately available federal funds actually received (the Oakton Initial Deposit and the Oakton Additional Deposit being hereinafter referred to as the "Oakton Deposit").

                    (iii) If Purchaser exercises its option to extend the Oakton Closing Date for up to an additional thirty (30) days in accordance with Section 3 hereof, then Purchaser, not later than 5:00 o'clock p.m. (local Virginia time) on the second business day following the "Oakton Closing Extension Date" as defined in Section 3 hereof, shall increase the Oakton Deposit to NINE HUNDRED THOUSAND AND 00/100 DOLLARS ($900,000.00) by delivering to the Escrow Agent an additional deposit (the "Oakton Extension Deposit") in the amount of THREE HUNDRED THOUSAND AND 00/100 DOLLARS ($300,000.00), in the form of immediately available federal funds actually received (the Oakton Deposit and the Oakton Extension Deposit being hereinafter referred to as the "Oakton Deposit"). References in


                                        2

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all other provisions of this Agreement to the "Deposit" shall be deemed to mean and refer to the Oakton Deposit as may be applicable and as the context may require.

                    (iv) On condition that this Agreement is not terminated by Purchaser in accordance with Section 12 hereof, the Oakton Deposit shall be non-refundable, except as specifically provided for in Section 15(b) hereof or elsewhere in this Agreement.

                    (v) The balance of the Oakton Purchase Price (the "Oakton Purchase Price Balance"), after taking into account the Oakton Deposit under and pursuant to this Section 2, and subject to prorations and adjustments as provided for in this Agreement, shall be paid by Purchaser at the "Oakton Closing" (as hereinafter defined) by wire transfer of immediately available federal funds actually received and credited to the account of the Settlement Agent to be designated by it in writing prior to the Oakton Closing.

               (C) The Towngate Purchase Price shall be payable as follows:

                    (i) Not later than 5:00 o'clock p.m. (local Virginia time) on the second business day following the full execution of this Agreement by Seller and Purchaser, Purchaser shall deliver, or cause to be delivered, the sum of EIGHTY THOUSAND AND 00/100 DOLLARS ($80,000.00) (the "Towngate Initial Deposit"), by wire transfer of immediately available federal funds actually received, to the Escrow Agent.

                    (ii) On condition that this Agreement is not terminated by Purchaser with respect to the Towngate Property in accordance with Section 12 hereof, Purchaser, not later than 5:00 o'clock p.m. (local Virginia time) on the second business day following the Towngate Study Period Termination Date (as defined in Section 12(a) hereof), shall increase the Towngate Initial Deposit to FOUR HUNDRED THOUSAND AND 00/100 DOLLARS ($400,000.00) by delivering to the Escrow Agent an additional deposit (the "Towngate Additional Deposit") in the amount of THREE HUNDRED TWENTY THOUSAND AND 00/100 DOLLARS ($320,000.00), in the form of immediately available federal funds actually received (the Towngate Initial Deposit and the Towngate Additional Deposit being hereinafter referred to as the "Towngate Deposit").

                    (iii) If Purchaser exercises its option to extend the Towngate Closing Date for up to an additional thirty (30) days in accordance with Section 3 hereof, then Purchaser, not later than 5:00 o'clock p.m. (local Virginia time) on the second business day following the "Towngate Closing Extension Date" as defined in Section 3 hereof, shall increase the Towngate Deposit to SIX HUNDRED THOUSAND AND 00/100 DOLLARS ($600,000.00) by delivering to the Escrow Agent an additional deposit (the "Towngate Extension Deposit") in the amount of TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($200,000.00), in the form of immediately available federal funds actually received (the Towngate Deposit and the Towngate Extension Deposit being hereinafter referred to as the "Towngate Deposit"). References in all other provisions of this Agreement to the "Deposit" shall be deemed to mean and refer to the Towngate Deposit as may be applicable and as the context may require.


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                    (iv) On condition that this Agreement is not terminated by
Purchaser in accordance with Section 12 hereof, the Towngate Deposit shall be non-refundable, except as specifically provided for in Section 15(b) hereof or elsewhere in this Agreement.

                    (v) The balance of the Towngate Purchase Price (the "Towngate Purchase Price Balance"), after taking into account the Towngate Deposit under and pursuant to this Section 2, and subject to prorations and adjustments as provided for in this Agreement, shall be paid by Purchaser at the "Towngate Closing" (as hereinafter defined) by wire transfer of immediately available federal funds actually received and credited to the account of the Settlement Agent to be designated by it in writing prior to the Towngate Closing.

               (D) The Settlement Agent shall hold any and all deposits received under this Section 2 in escrow in accordance with and pursuant to the provisions of Section 21 hereof. For the purposes of the interest-bearing account specified in Section 21, Purchaser's tax identification number is set forth below Purchaser's signature hereto.

               (E) References in all other provisions of this Agreement to the "Purchase Price Balance" shall be deemed to mean and refer to the Oakton Purchase Price Balance or the Towngate Purchase Price Balance, as may be applicable and as the context may require."

     3. Section 3 of the Agreement of Sale is hereby deleted in its entirety and the following new Section 3 is hereby inserted in lieu thereof:

          "3.  CLOSING.

               (A) Subject to the other applicable provisions of this Agreement and to the immediately succeeding sentence, closing of the transactions contemplated hereby with respect to the Oakton Property (the "Oakton Closing") shall occur at the offices of the Settlement Agent at 10:00 a.m. on the tenth
(10th) business day following the Oakton Study Period Termination Date as defined in Section 12 hereof, or if that day is not a business day, then on the immediately succeeding business day, or on such other day, or at such other time or place as may be otherwise agreed upon by Seller and Purchaser in their respective sole discretion. Purchaser shall have the option to extend the date for the Oakton Closing for up to a maximum period of thirty (30) days provided that and on specific condition that Purchaser (i) delivers to Seller on a date (the "Oakton Closing Extension Date") not later than three (3) business days prior to the originally scheduled date for the Oakton Closing a written notice exercising such option and specifying the new date for the Oakton Closing, and
(ii) delivers to the Escrow Agent on or before the Oakton Closing Extension Date the Oakton Extension Deposit in accordance with Section 2 hereof. The term "Oakton Closing Date," as used in this Agreement, shall mean the date when the transactions contemplated hereunder with regard to the Oakton Property are consummated.

               (B) Subject to the other applicable provisions of this Agreement and to the immediately succeeding sentence, closing of the transactions contemplated hereby with respect to the Towngate Property (the "Towngate Closing") shall occur at the offices of the


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Settlement Agent at 10:00 a.m. on the tenth (10th) business day following the
Towngate Study Period Termination Date as defined in Section 12 hereof, or if that day is not a business day, then on the immediately succeeding business day, or on such other day, or at such other time or place as may be otherwise agreed upon by Seller and Purchaser in their respective sole discretion. Purchaser shall have the option to extend the date for the Towngate Closing for up to a maximum period of thirty (30) days provided that and on specific condition that Purchaser (i) delivers to Seller on a date (the "Towngate Closing Extension Date") not later than three (3) business days prior to the originally scheduled date for the Towngate Closing a written notice exercising such option and specifying the new date for the Towngate Closing, and (ii) delivers to the Escrow Agent on or before the Towngate Closing Extension Date the Towngate Extension Deposit in accordance with Section 2 hereof. The term "Towngate Closing Date," as used in this Agreement, shall mean the date when the transactions contemplated hereunder with regard to the Towngate Property are consummated.

               (C) References in all other provisions of this Agreement to (i) the "Closing" shall be deemed to mean and refer to the Oakton Closing or the Towngate Closing, as may be applicable and as the context may require, and (ii) the "Closing Date" shall be deemed to mean and refer to the Oakton Closing Date or the Towngate Closing Date, as may be applicable and as the context may require."

     4. With respect to Section 6 of the Agreement of Sale, Seller and Purchaser each agrees, and Section 6 shall be deemed amended, as follows:

          (A) Purchaser's obligation to pay the Oakton Purchase Price Balance, to accept title to the Oakton Property, and otherwise to consummate the transactions with respect to the Oakton Property contemplated by the Agreement of Sale shall be subject to the satisfaction, on and as of the Oakton Closing Date (except with respect to Section 6(a)(iv) which shall be satisfied within the time period specified therein), of the conditions precedent specified in
Section 6(a) of the Agreement of Sale specifically related to the Oakton Property. Seller's obligation to deliver title to the Oakton Property and to otherwise consummate the transactions with respect to the Oakton Property contemplated by the Agreement of Sale shall be subject to compliance by Purchaser with the conditions precedent specified in Section 6(b) of the Agreement of Sale specifically related to the Oakton Property on and as of the Oakton Closing Date.

          (B) Purchaser's obligation to pay the Towngate Purchase Price Balance, to accept title to the Towngate Property, and otherwise to consummate the transactions with respect to the Towngate Property contemplated by the Agreement of Sale shall be subject to the satisfaction, on and as of the Towngate Closing Date (except with respect to Section 6(a)(iv) which shall be satisfied within the time period specified therein), of the conditions precedent specified in
Section 6(a) of the Agreement of Sale specifically related to the Towngate Property. Seller's obligation to deliver title to the Towngate Property and to otherwise consummate the transactions with respect to the Towngate Property contemplated by the Agreement of Sale shall be subject to compliance by Purchaser with the conditions precedent specified in Section 6(b) specifically related to the Towngate Property on and as of the Towngate Closing Date.


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     5. With respect to Section 7 of the Agreement of Sale, Seller and Purchaser
each agrees, and Section 7 shall be deemed amended, as follows:

          (A) The representations and warranties of Seller contained in Section 7 of the Agreement of Sale, insofar as said representations and warranties relate to Seller and/or the Oakton Property, shall be true and correct in all material respects as of the Effective Date and as of the Oakton Closing Date.

          (B) The representations and warranties of Seller contained in Section 7 of the Agreement of Sale, insofar as said representations and warranties relate to Seller and/or the Towngate Property, shall be true and correct in all material respects as of the Effective Date and as of the Towngate Closing Date.

     6. Section 12(a) and Section 12(b) of the Agreement of Sale each is hereby deleted in its entirety and the following new Section 12(a) and Section 12(b) each is hereby inserted in lieu thereof:

          "(A) LENGTH OF STUDY PERIOD.

               (i) During that period (the "Oakton Study Period") commencing as of the Effective Date, and ending at 5:00 o'clock p.m. (Virginia local time) on November 30, 2005 (the "Oakton Study Period Termination Date"), Purchaser, and its employees, consultants, engineers, agents, and representatives, at Purchaser's sole cost and expense, shall have the right, subject to subsection
(c) hereof, to conduct such feasibility studies of the Oakton Property, including without limitation architectural, engineering, environmental, hydrologic, zoning, and development and economic feasibility studies and investigations; audits of the books and records of Seller reasonably related to the Oakton Property; and conferences with governmental staff members and the Oakton Tenants (collectively, the "Oakton Feasibility Studies") as Purchaser deems necessary; provided, however, that Purchaser shall not be permitted to undertake any soil borings or other drillings on the Oakton Property without prior written notice to, and consent of, Seller. Seller shall cooperate reasonably with Purchaser and its agents in permitting Purchaser and its agents full access to the Oakton Property, and all books, records, files, financial data relating to the Oakton Property, and the Oakton Leases and the Oakton Contracts, to conduct the Oakton Feasibility Studies. Such access shall be during normal business hours, after the giving of reasonable advance notice to Seller, and subject to the rights of tenants. Purchaser, and its employees, consultants, engineers, agents, and representatives, shall use reasonable and diligent efforts to minimize interference with the management, operation, use, or maintenance of any portion of the Oakton Property by Seller and its tenants, agents, contractors, and employees. The parties acknowledge that Purchaser may be required to perform a historical audit of the Oakton Property in order to comply with Item 3-14 of Regulation S-X promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934. Seller shall, during the time period for which access is allowed hereunder, take commercially reasonable efforts to permit Purchaser's auditors access at that location where Seller customarily maintains its records, upon reasonable advance notice and during normal business hours, to all of the Oakton Property's books and records and the operating statements (certified by an officer of the general partner of Seller) and property management balance sheets for the Oakton Property for three (3) calendar years prior to


                                        6

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the Oakton Closing Date. To the extent that the originals or copies of same are not otherwise provided by Seller to Purchaser at the Oakton Closing, and to the extent that the same are ordinarily maintained by Seller in its normal course of business, such books and records shall include the detail general ledger of profits and loss, accounts receivable records, and rent rolls. Buyer's access rights shall commence on the Effective Date and shall continue until the earlier to occur of (i) the termination of this Agreement with respect to the Oakton Property by either Seller or Purchaser in accordance with the terms of this Agreement or (ii) the successful completion of the audit and the filing of the 3-14 report with the SEC, written notice of which shall be delivered promptly by Purchaser to Seller. The foregoing obligation shall fully survive the Oakton Closing. Notwithstanding anything to the contrary in the foregoing, other than providing the access to Purchaser specified herein, Seller shall not have any liability or responsibility in connection with or in any manner related to, directly or indirectly, any audit required to be made by Purchaser or any compliance required of Purchaser with any Regulation under the Securities Act of 1933 or the Securities Act of 1934.

               (ii) During that period (the "Towngate Study Period") commencing as of the Effective Date, and ending at 5:00 o'clock p.m. (Virginia local time) on December 9, 2005 (the "Towngate Study Period Termination Date"), Purchaser, and its employees, consultants, engineers, agents, and representatives, at Purchaser's sole cost and expense, shall have the right, subject to subsection
(c) hereof, to conduct such feasibility studies of the Towngate Property, including without limitation architectural, engineering, environmental, hydrologic, zoning, and development and economic feasibility studies and investigations; audits of the books and records of Seller reasonably related to the Towngate Property; and conferences with governmental staff members and the Towngate Tenants (collectively, the "Towngate Feasibility Studies") as Purchaser deems necessary; provided, however, that Purchaser shall not be permitted to undertake any soil borings or other drillings on the Towngate Property without prior written notice to, and consent of, Seller. Seller shall cooperate reasonably with Purchaser and its agents in permitting Purchaser and its agents full access to the Towngate Property, and all books, records, files, financial data relating to the Towngate Property, and the Towngate Leases and the Towngate Contracts, to conduct the Towngate Feasibility Studies. Such access shall be during normal business hours, after the giving of reasonable advance notice to Seller, and subject to the rights of tenants. Purchaser, and its employees, consultants, engineers, agents, and representatives, shall use reasonable and diligent efforts to minimize interference with the management, operation, use, or maintenance of any portion of the Towngate Property by Seller and its tenants, agents, contractors, and employees. The parties acknowledge that Purchaser may be required to perform a historical audit of the Towngate Property in order to comply with Item 3-14 of Regulation S-X promulgated under the Securities Act of 1933 and the Securities Exchange Act of 1934. Seller shall, during the time period for which access is allowed hereunder, take commercially reasonable efforts to permit Purchaser's auditors access at that location where Seller customarily maintains its records, upon reasonable advance notice and during normal business hours, to all of the Towngate Property's books and records and the operating statements (certified by an officer of the general partner of Seller) and property management balance sheets for the Towngate Property for three (3) calendar years prior to the Towngate Closing Date. To the extent that the originals or copies of same are not otherwise provided by Seller to Purchaser at the Towngate Closing, and to the extent that the same are ordinarily maintained by Seller in its normal course of business, such books and records shall


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include the detail general ledger of profits and loss, accounts receivable records, and rent rolls. Buyer's access rights shall commence on the Effective Date and shall continue until the earlier to occur of (i) the termination of this Agreement with respect to the Towngate Property by either Seller or Purchaser in accordance with the terms of this Agreement or (ii) the successful completion of the audit and the filing of the 3-14 report with the SEC, written notice of which shall be delivered promptly by Purchaser to Seller. The foregoing obligation shall fully survive the Towngate Closing. Notwithstanding anything to the contrary in the foregoing, other than providing the access to Purchaser specified herein, Seller shall not have any liability or responsibility in connection with or in any manner related to, directly or indirectly, any audit required to be made by Purchaser or any compliance required of Purchaser with any Regulation under the Securities Act of 1933 or the Securities Act of 1934.

               (iii) References in all other provisions of this Agreement to the "Study Period Termination Date" shall be deemed to mean and refer to the Oakton Study Period Termination Date or the Towngate Study Period Termination Date, as may be applicable and as the context may require.

          (B) PURCHASER'S TERMINATION.

               (i) Purchaser shall have the right, for any reason or no reason at all, to terminate this Agreement with respect to the Oakton Property by delivering to Seller written notice of such termination at or before 5 o'clock p.m. (Virginia local time) on the Oakton Study Period Termination Date. If Purchaser terminates this Agreement with respect to the Oakton Property in the manner set forth above, then the Oakton Deposit and all accrued interest thereon shall be refunded to Purchaser, and no party shall have any further rights, liabilities, or obligations in connection with this Agreement with respect to the Oakton Property, except for those which may arise under subsection (c) hereof. If Purchaser does not terminate this Agreement with respect to the Oakton Property in the manner set forth above, then this Agreement shall remain and continue in full force and effect with respect to the Oakton Property.

               (ii) Purchaser shall have the right, for any reason or no reason at all, to terminate this Agreement with respect to the Towngate Property by delivering to Seller written notice of such termination at or before 5 o'clock p.m. (Virginia local time) on the Towngate Study Period Termination Date. If Purchaser terminates this Agreement with respect to the Towngate Property in the manner set forth above, then the Towngate Deposit and all accrued interest thereon shall be refunded to Purchaser, and no party shall have any further rights, liabilities, or obligations in connection with this Agreement with respect to the Towngate Property, except for those which may arise under subsection (c) hereof. If Purchaser does not terminate this Agreement with respect to the Towngate Property in the manner set forth above, then this Agreement shall remain and continue in full force and effect with respect to the Towngate Property."

     7. This First Amendment may be executed in any number of counterparts, each of which shall constitute one and the same instrument, and each party hereto may execute this First Amendment by signing any such counterpart. Any facsimile signature to this First Amendment shall be deemed an original for purposes of determining the enforceability of this First


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Amendment, and either party providing such facsimile signature shall deliver promptly, thereafter, by nationally recognized overnight courier to the other party an executed original copy of this First Amendment.

     8. The Agreement of Sale, as amended by this First Amendment, is and shall remain in full force and effect.

                            [SIGNATURES ON NEXT PAGE]


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          IN WITNESS WHEREOF, each of Seller and Purchaser has caused this First
Amendment to be executed by its duly authorized representative as of the effective date first above written.

                                        SELLER:

                                        CARFAX ENTERPRISES LIMITED PARTNERSHIP,
                                        A DELAWARE LIMITED PARTNERSHIP

                                        By: E. L. Vaduz Enterprises, Inc.,
                                            a Delaware corporation,
                                            its sole general partner


                                        By: /s/ Scott W. Jenkins
                                            ------------------------------------
                                        Name: Scott W. Jenkins
                                        Title: Vice President


                                        PURCHASER:

                                        COLUMBIA EQUITY TRUST, INC.,
                                        a Maryland corporation


                                        By: /s/ Clint Fisch
                                            ------------------------------------
                                        Name: Clint Fisch
                                        Title: Senior Vice President

The Escrow Agent is executing this First Amendment to acknowledge the Escrow Agent's responsibility under this First Amendment, which may be modified only by a written amendment signed by all parties.

                                        ESCROW AGENT:

                                        COMMERCIAL TITLE GROUP, INC.


                                        By: /s/ Douglas Nichols
                                            ------------------------------------
                                        Name: Douglas Nichols
                                        Title: President


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